                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 1, 2003


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    000-22474                 87-0418807
  -----------------------------   -----------------------    -------------------
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
       of incorporation                                      Identification No.)


                111 Presidential Boulevard, Bala Cynwyd, PA 19004
                -------------------------------------------------
                (Address of principal executive offices/Zip Code


        Registrant's telephone number, including area code: 610-668-2440


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99 Press release dated May 1, 2003 reporting the Company's results for the third quarter, ended March 31, 2003, of fiscal year 2003.

ITEM 9.           REGULATION FD DISCLOSURE (Information provided pursuant to
                  Item 12 - Results of Operations and Financial Condition).

         The following information is being provided pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On May 1, 2003, American Business Financial Services, Inc. ("ABFS") issued a press release reporting its results for the third quarter, ended March 31, 2003, of fiscal year 2003. A copy of this press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

         The press release contains non-GAAP financial measures. For purposes of Regulation G of the SEC, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, ABFS has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The non-GAAP financial measures used by ABFS are:

         (i) Managed Portfolio information. This non-GAAP financial measure aggregates information related to ABFS' on-balance sheet loan and lease receivables (the GAAP financial measure) with information related to ABFS' off-balance sheet securitized loan and lease receivables (the information provided for reconciliation to GAAP); and

         (ii) Managed Real Estate Owned (REO) information. This non-GAAP financial measure aggregates ABFS' on-balance sheet REO information (the GAAP financial measure) with information related to ABFS' off-balance sheet securitized REO (the information provided for reconciliation to GAAP).

         ABFS presents Managed Portfolio and Managed REO information because the volume and credit characteristics of off-balance sheet securitized loan and lease receivables have a significant effect on the financial performance of the Company as a result of the Company's retained interests in the securitized loans. Retained interests include interest-only strips and servicing rights. In addition, because the servicing and collection of ABFS' off-balance sheet securitized loan and lease receivables are performed in the same manner and according to the same standards as the servicing and collection of ABFS' on-balance sheet loan and lease receivables, expenses related to certain Company resources, such as personnel and technology, and expenses related to the collection of defaulted loans are allocated based on the total Managed Portfolio and total Managed REO.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: May 8, 2003

                            AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                            By:    /s/ Anthony J. Santilli
                                   ---------------------------------------------
                            Name:  Anthony J. Santilli
                            Title: Chairman, Chief Executive Officer, President,
                                   Chief Operating Officer and Director

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99 Press release dated May 1, 2003 reporting the Company's results for the third quarter, ended March 31, 2003, of fiscal year 2003.